July 1, 2006

Evergreen Institutional Money Market Fund
offered through
Commonfund Securities, Inc.

Institutional shares prospectus

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Institutional Money Market Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
Calculating the Share Price
How to Choose an Evergreen Fund
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund; Distributions
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Institutional Money Market Fund

typically relies on a combination of the following strategies:

  attempting to maintain $1.00 per share net asset value;
  investing in high quality, short-term money market instruments, including U.S. government securities;
  investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments; and
  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet a Fund's investment goal; iv) when a Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  are seeking a conservative investment which invests in relatively safe securities;
  are seeking a fund for short-term investment; and
  are seeking liquidity.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market's perception of the issuer's ability) to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund's investments deteriorates or is perceived to deteriorate, the value of those investments could decline and the value of the Fund's shares could decline. A Fund may also be subject to credit risk to the extent it engages in financial transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risks that a third party may be unwilling or unable to honor its financial obligations to the Fund.

Institutional Money Market Fund

FUND FACTS:

Goals:

•  CurrentIncome

•  Preservationof Capital

•  Liquidity

Principal Investment:

•  MoneyMarket Instruments

Class of Shares Offered in this Prospectus:

•  Institutional

Investment Advisor:

•  EvergreenInvestment Management Company, LLC

NASDAQ Symbol:

•  EMIXX

Distribution Payment Schedule:

•  Monthly

INVESTMENT GOAL

The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests principally in money market securities including short-term corporate debt obligations (such as fixed, variable or floating rate securities), certificates of deposit and bankers' acceptances, commercial paper, municipal securities and repurchase agreements determined to present minimal credit risk.

In addition, the Fund may invest in U.S. Treasury obligations. The Fund may invest up to 30% of its assets in bank obligations such as bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks.

The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days, unless such security has a maturity shortening feature which reduces the final maturity to no greater than 397 days.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk

In addition to interest rate risk and credit risk, the Fund is subject to risks associated with investing in obligations of supranational entities, such as the Inter-American Development Bank and the World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriated but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

If the Fund invests in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks, it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. Certain foreign countries have less developed and less regulated banking systems and accounting systems than the U.S.

Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. government are not supported by the full faith and credit of the United States. Debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests typically include debt obligations issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not securities issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Institutional shares of the Fund in each full calendar year since their inception on 11/19/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions.

Year-by-Year Total Return for Institutional Shares (%)

1997	1998	1999	2000	2001	2002	2003	2004	2005
5.70	5.63	5.25	6.46	4.26	1.86	1.11	1.31	3.12

Best Quarter:	4th Quarter 2000	+ 1.66%
Worst Quarter:	1st Quarter 2004	+ 0.24%
Year-to-date total return as of 3/31/2006 is +1.08%.

The next table lists the Fund’s average annual total return for Institutional shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch 3-Month U.S. Treasury Bill Index (3 Mo. T-Bill). Please see "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/19/1996
Institutional	11/19/1996	3.12%	2.32%	N/A	3.86%
3-Mo. T-Bill		3.07%	2.34%	N/A	3.71%

To obtain the Fund's current 7-day yield information call 1-800-847-5397.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 2/28/2006.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Institutional
Management Fees	0.11%
12b-1 Fees	0.00%
Other Expenses	0.11%
Total Annual Fund Operating Expenses [1]	0.22%

1.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.13% for Institutional Shares.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Institutional
1 year	$ 23
3 years	$ 71
5 years	$ 124
10 years	$ 280

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 2/28/2006, the aggregate advisory fee paid to EIMC by the Fund was 0.02%.

For a discussion regarding the considerations of the Funds' Board of Trustees for approving each Fund's advisory arrangements, please see each Fund's Annual Report for the fiscal year ended February 28, 2006.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

CALCULATING THE SHARE PRICE

The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 5:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the request is received in good order and all required information is provided. The Fund seeks to maintain a constant NAV of $1.00 per share.

Each security held by a Fund is valued on an amortized cost basis according to Rule 2a-7 under the Investment Company Act of 1940. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straightline amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

Shareholders whose purchase of shares of the Institutional Money Market Fund is accepted at or before 3:00 p.m. Eastern time by Commonfund Securities, Inc. and by 5:00 p.m. Eastern time by Evergreen Service Company, LLC, on any day the market is open, except in those cases where the market closes earlier, will receive the dividend declared by the Fund for that day ("Cut-off Time"). The Fund must receive payment for the shares in its designated bank account prior to the close of the Federal Reserve on the date the trade is accepted. Shareholders whose purchase of shares is accepted after those times noted above will begin earning dividends on the next business day after the Fund accepts their order.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about a fund, such as the SAI, Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents may be downloaded off our Web site at EvergreenInvestments.com.

HOW TO BUY AND REDEEM SHARES

Class I shares of the Fund are sold at NAV. You can buy and redeem your Class I shares of the Fund at NAV through Commonfund Securities, Inc. (Commonfund), as described below, on any day the New York Stock Exchange is open pursuant to the Fund's procedures.

Purchasing Shares

To open an account, please send your completed New Account Application to Commonfund Securities, Inc. (ATTN: Account Services), 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812. All investments by institutions must be made by wire or Automated Clearing House (ACH).

Please call Commonfund at 1.888.TCF.FUND to let us know that you intend to make an investment. You will need to instruct your bank to wire federal funds or electronically transfer funds through the ACH to Bancorp, ABA #031101114; Account #0011001338; Further Credit: TA2Bancorp, shareholder name and shareholder account number must be specified; alternatively, in the event that Bancorp is not available, you may wire federal funds to Investors Bank & Trust Company (IBT); ABA #011001438; Account #020103345; Further Credit: Evergreen IMMF, shareholder name and shareholder account number must be specified.

Acceptance of Subscriptions

In order for your purchase to be processed on the trade date, your order must be received in good order prior to 3:00 p.m. Eastern time. To be in good order, Bancorp must receive your purchase order and funds by 3:00 p.m. Eastern time. A purchase order will be rejected if Bancorp does not receive funds by 3:00 p.m. Eastern time, or if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

Telephone Transactions

Purchasing or redeeming Class I shares over the telephone is extremely convenient, but not without risk. Although Commonfund and IBT have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, neither Commonfund, IBT nor the Fund is responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with Commonfund by telephone, you will generally bear the risk of any loss.

Redeeming Shares

You may redeem your shares on any Business Day by contacting Commonfund by mail at Commonfund Securities, Inc.(ATTN: Account Services), 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812 or by telephone (1.888.TCF.FUND). The redemption price of each share will be the NAV next determined after a Fund receives your request in good order. To be in good order, your redemption request must be received by 3:00 p.m. Eastern time. Payments in redemption will be made by wire transfer to the account designated in your New Account Application.

By Mail— If you wish to redeem Class I shares by mail, send a letter to Commonfund with your name and account number, the Fund name and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by calling 1.888.TCF.FUND.

By Telephone— When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

Suspension of Your Right to Redeem Shares—The Fund may suspend your right to redeem shares if the New York Stock Exchange restricts trading, the Securities and Exchange Commission (SEC) declares an emergency, or for such other periods as the SEC may by order permit.

Receiving Your Money

Normally, your redemption proceeds will be sent out on the same business day if Commonfund has received your redemption request by 3:00 p.m. Eastern time. In unusual circumstances, it may take up to seven days. Proceeds will be wired to your properly designated account at a financial institution.

OTHER SERVICES

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends, capital gains and other distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the ACH to your bank account. The details of your dividends and other distributions will be included on your account statement.

THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You will be taxed on fund distributions which may consist of dividends and capital gains. However, the sale of money market fund shares generally does not result in the recognition of a gain or loss and the net asset value of the shares generally would not change.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on securities in which it invests. Dividends are paid on shares for which proper payment has been received. Dividends payable up to the date of redemption on redeemed shares will normally be paid by wire transfer on the next dividend payment date. However, if all of the shares of your account are redeemed prior to the Cut-off Time, you will receive dividends payable up to the previous business day, and you will receive such dividend with the proceeds of the redemption. Such dividends will be taxed at your maximum marginal rate on ordinary income.
  Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are treated as ordinary income when distributed by a fund. Profits on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a maximum rate no higher than 15%.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividends will be reinvested. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Gains/Losses You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

Additional Compensation to Financial Services Firms

EIMC or Evergreen Investment Services, Inc. (EIS) has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. EIMC has entered into such an arrangement with Commonfund whereby EIMC pays Commonfund 0.07% annually of the Fund's average daily net assets attributable to Commonfund customers for marketing support services. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in the Institutional shares of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following table has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI, which is available upon request.

Institutional Money Market Fund

Year Ended February 28,
INSTITUTIONAL SHARES	2006	2005	2004 [1]	2003	2002
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income (loss)	0.034	0.015	0.010	0.017	0.035

Distributions to shareholders from
Net investment income	- 0.034	- 0.015	- 0.010	- 0.017	- 0.035

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	3.47%	1.51%	1.05%	1.75%	3.58%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 12,037,126	$ 10,534,653	$ 13,392,535	$ 19,297,892	$ 11,290,424
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.13%	0.21%	0.21%	0.21%	0.22%
Expenses excluding waivers/reimbursements and expense reductions	0.22%	0.21%	0.21%	0.21%	0.22%
Net investment income (loss)	3.46%	1.46%	1.06%	1.70%	3.35%

1.  Year ended February 29.

OTHER FUND PRACTICES

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of a Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares. Investors may invest in the Funds for short-term purposes and purchase and sell shares of the Funds more frequently than they might shares of another type of mutual fund. EIMC expects to manage each Fund's portfolio in light of anticipated frequent purchase and sale activity in order to limit any adverse effect on the Funds.

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If the Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund's ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund's trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Merrill Lynch 3-Month U.S. Treasury Bill Index (3 Mo. T-Bill)

The 3 Mo. T-Bill is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date.

Institutional Money Market Fund

For More Information About Evergreen Institutional Money Market Fund, Ask for:

The Fund's most recent Annual or Semi-annual Report,which contains a complete financial accounting for the Fund and a complete list of the Fund’s portfolio holdings as of a specific date.

The Statement of Additional Information (SAI),which contains more detailed information about the policies and procedures of the Fund.The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded, free of charge, off our Web site at EvergreenInvestments.com.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

•  Evergreenmutual funds are distributed by Evergreen Investment Services, Inc.,

•  200Berkeley Street, Boston, MA 02116-5034.

•  EvergreenInvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. 50000 (7/06)

Commonfund

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SEC File No.: 811-08405